Legg Mason Partners Diversified Large Cap Growth Fund

(the “Fund”)

SUPPLEMENT DATED MAY 31, 2007

TO PROSPECTUS DATED APRIL 16, 2007

The following information under the section titled “Management–Manager and subadviser”, and under the section titled “Investment, risks and performance–Performance information” supplements the Prospectus for the Fund and supersedes any contrary information:

Management—Manager and subadviser

Effective June 1, 2007, the Fund will be co-managed by Evan Bauman, Peter Bourbeau, and Thomas Hudson, investment officers of ClearBridge Advisors, LLC (“ClearBridge”).

EVAN S. BAUMAN, Director and Portfolio Manager of ClearBridge

Mr. Bauman co-manages the ClearBridge Multi-Cap Growth and ClearBridge All Cap Growth Portfolios for separately managed accounts, as well as the ClearBridge Advisors Diversified Large Capitalization Growth Equity Portfolios. Mr. Bauman also serves as a Senior Dedicated Analyst for the Legg Mason Partners Aggressive Growth Fund managed by Senior Portfolio Manager Richard A. Freeman. Mr. Bauman joined the predecessor firm of Citigroup Asset Management in 1996. He has 11 years of investment industry experience.

PETER J. BOURBEAU, Director and Portfolio Manager of ClearBridge

Mr. Bourbeau co-manages ClearBridge Large Cap Growth Portfolios with Senior Portfolio Manager Alan J. Blake, and currently helps oversee assets for institutional and private clients. Mr. Bourbeau is also a co-manager of the ClearBridge Advisors Diversified Large Capitalization Growth Equity Portfolio. Mr. Bourbeau joined the predecessor firm Shearson Asset Management in 1991. Mr. Bourbeau has 16 years of investment industry experience.

THOMAS G. HUDSON, CFA, Director and Portfolio Manager of ClearBridge

Mr. Hudson is a portfolio manager responsible for co-managing the ClearBridge Advisors Diversified Large Capitalization Growth Equity Portfolio and is also responsible for managing private client portfolios for high net worth individuals. Mr. Hudson joined the predecessor firm of Citigroup Asset Management in 2000. Prior to joining Citigroup Asset Management, Mr.

Hudson was Vice President and Portfolio Manager at Morgan Stanley where his responsibilities included managing capital growth and core equity portfolios. He began his career at Neuberger & Berman as a research analyst focusing on special situations in mid and large capitalization equities. He has over fourteen years of experience in the management and analysis of U.S. equities.

Investments, risks and performance—Performance information

Average Annual Total Returns (for periods ended 12/31/06)

	1 year	5 years	10 years	Inception Date
Class A				10/19/90

Return before taxes(1)	7.52%	(0.51)%	4.10%

Return after taxes on distributions(1)(2)	7.23%	(0.66)%	2.72%

Return after taxes on distributions and sale of fund shares(1)(2)	4.89%	(0.52)%	3.10%

Other Classes (Return before taxes only)	1 year	5 years	10 years	Since Inception	Inception Date
Class B	8.27%	(0.28)%	n/a	(2.20)%	1/04/99

Class C(3)	12.29%	(0.07)%	n/a	(4.61)%	9/22/00

Class I(4)	n/a	n/a	n/a	n/a	n/a

Russell 1000 Growth Index(5)	9.07%	2.69%	5.44%	(5)	(5)

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)

Effective April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated during the entire period.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no Class I shares outstanding as of December 31, 2006.

(5)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted values. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. The average total returns of the Russell 1000 Growth Index since the inception of each of the Class B and C shares are (0.76)% and (5.68)%, respectively.

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